SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                              ---------------------



                                   FORM 8 - K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 October 8, 1999
                                (Date of Report)

                              DBS INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


      STATE OF DELAWARE              0-28348                  84-1124675
----------------------------       ------------             ------------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)             Identification No.)


        100 Shoreline Highway, Suite 190A, Mill Valley, California 94941
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (415) 380-8055


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Item 5.  Other Events

          On October 8, 1999, the Company signed a contract with Alcatel Space Industries of Toulouse, France, for the final design, construction, and delivery to the launch site of the Company's constellation of six LEO satellites, using Surrey Satellite Technology Limited, of Guildford-Surrey, United Kingdom, as a subcontractor, and for the final design, construction and delivery of the ground infrastructure, including the gateway earth station, mission center, satellite control center, ground communications network, and the ground based transceivers to be installed into fixed assets like electric utility meters.

Item 7.  Financial Statements and Exhibits.

        Exhibit 99 - Press Release, dated October 8, 1999.



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                                         Signatures


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 18, 1999


                                                    DBS INDUSTRIES, INC.



                                            By: /S/ FRED W. THOMPSON
                                                    -----------------
                                                    Fred W.  Thompson,
                                                    President